                                                                   Exhibit 10.21

                                                                    REDACTED FOR
                                                                 CONFIDENTIALITY
Execution Copy
                             CONFIDENTIAL TREATMENT
                                   REQUESTED

               The asterisked portions of this document have been
            omitted and are filed separately with the Securities and
                              Exchange Commission

             AMENDMENT NO. 3 TO COLLABORATION AND LICENSE AGREEMENT

          This amendment (the "Amendment") is made this 28 day of July, 1999, among SmithKline Beecham Corporation, a Pennsylvania corporation with offices at One Franklin Plaza, Philadelphia, Pennsylvania 19101, USA (hereunder "SB Corporation"): SmithKline Beecham plc. an English corporation with offices at New Horizons Court, Brentford, Middlesex, TW8 9EP, England (hereinafter "SB plc"). Quest Diagnostics Incorporated, a Delaware corporation with offices at One Malcolm Avenue, Teterboro, NJ 07608 (hereinafter "Quest Diagnostics"), diaDexus LLC, a Delaware limited liability company with offices at 3303 Octavius Drive, Santa Clara, CA 95054 (hereinafter "diaDexus") and Incyte Pharmaceuticals, Inc, a Delaware corporation with offices at 3174 Porter Drive, Palo Alto, CA 94304 (hereinafter "Incyte").

                                  WITNESSETH:

     WHEREAS, SB Corporation, SB plc, diaDexus and Incyte are parties to that certain Collaboration and License Agreement dated September 2, 1997, as amended (the "Collaboration Agreement");

     WHEREAS, pursuant to the terms of the Collaboration Agreement, diaDexus and Incyte granted SB Corporation and SB plc certain beneficial rights (the "diaDexus Rights") that relate to the conduct of the business of SmithKline Beechan Clinical Laboratories ("SBCL");

     WHEREAS, SB Corporation and SB plc have entered into that certain Stock and Asset Purchase Agreement dated February 9, 1999 (hereinafter the "Stock and Asset Purchase Agreement") pursuant to which SB plc has agreed to sell its interest in SBCL to Quest;

     WHEREAS, in connection with the Stock and Asset Purchase Agreement, SB plc has agreed to use its reasonable best efforts to assign the diaDexus Rights to Quest; and

     WHEREAS, SB Corporation, SB plc, Incyte, diaDexus and Quest desire to assign the diaDexus Rights to Quest and otherwise amend the Collaboration Agreement in accordance with the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the covenants and obligations expressed herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties as follows:

1.   DEFINITIONS.

     1.1 All capitalized words used herein shall have the meaning set forth in the Collaboration Agreement, except as expressly otherwise defined herein.


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     1.2  The definition of "Affiliate" is hereby deleted in its entirety and replaced with the following:

           "Affiliate(s)": shall mean individually and collectively Incyte Affiliates, DiaDexus Affiliates, SB Affiliates and Quest Affiliates, as the case may be. For the purposes of this Agreement, DiaDexus shall not be an Affiliate of either SB or Incyte.

     1.3 "Quest" shall mean Quest Diagnostics and any Quest Affiliates to which any rights or obligations shall be assigned and/or delegated pursuant to the Collaboration Agreement.

     1.4 "Quest Affiliate": shall mean (i) each of those entities listed on Appendix A hereto for so long as each such entity continues to be owned by Quest in at least the amounts set forth on Appendix A and (ii) any corporation, firm, partnership or other legal entity, which is directly or indirectly owned, by Quest to the extent of which the common stock or other equity ownership thereof is one hundred percent (100%) owned by Quest; provided however that where local laws require a minimum percentage of local ownership, the status of a Quest Affiliate will be established if Quest directly or indirectly owns or controls one hundred percent (100%) of the maximum ownership percentage that may, under such local laws, be owned or controlled by foreign interests.

     1.5 "Clinical Laboratory Services": shall mean clinical laboratory, anatomic pathology or other diagnostics testing services (including, without limitation, routine and esoteric clinical laboratory services (including genetics testing), clinical laboratory services involved with clinical trials, point-of-care testing, clinical laboratory services involving corporate healthcare and services involved with managing hospital laboratories) or providing to any unaffiliated person, in any manner, directly or indirectly, data or information products or services which substantially consists of laboratory data.

     1.6 The definition of "Clinical Diagnostic(s)" is hereby deleted in its entirety and replaced with the following:

          "Clinical Diagnostic(s)" ("cDx"): shall mean test(s) performed on a human tissue or other human biological sample, the results of which are provided to payors, providers, or patients for use in the clinical management of individual patients, which become part of such patient's health record; provided, however, that Clinical Diagnostics shall expressly exclude test(s) performed on human tissue or other human biological sample in the course of Phase I, II, III or IV clinical trials for an ethical pharmaceutical.

     1.7 The definition of "Homebrew Territory," as it related to Quest, shall mean the countries and territories that would be considered Quest's Homebrew Territory if


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Quest was a Party to the Collaboration Agreement (i.e., reading all references to "a Party" to include "Quest" in such definition).

     1.8 The definition of "Research Diagnostics" is hereby deleted in its entirety and replaced by the following:

          "Research Diagnostic(s)" ("rDx"): shall mean test(s) performed on a commercial basis on a tissue or other biological sample, the results of which are provided to any party for any purpose, excluding use as Clinical Diagnostic. For purposes of clarity, rDx includes test(s) performed on human tissue or other human biological sample in the course of Phase I, II, III or IV clinical trials for an ethical pharmaceutical.

     1.9 "Quest Closing" shall mean the date of the closing of the transactions contemplated by Stock and Asset Purchase Agreement between SB and Quest relating to the sale of SBCL to Quest.

2.   SPECIFIC PROVISIONS.

     2.1 Paragraph 3.1.3 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          3.1.3 Notwithstanding anything else to the contrary, Incyte does not grant SB or Quest any rights pursuant to this Agreement under Incyte IP, Incyte Technology IP, or Incyte Diagnostic IP.

     2.2 Paragraph 3.5 of the Collaboration Agreement is hereby deleted in its entirety.

     2.3 Paragraph 3.8 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          3.8 Other: Incyte agrees to negotiate with Quest in good faith for access to Incyte Technology IP which is required for the commercially reasonable conduct of cDx Homebrews licensed to Quest by DiaDexus pursuant to Section 5.

     2.4 Paragraph 4.1.5 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:


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          4.1.5     Notwithstanding anything else to the contrary, SB
          does not grant Incyte or Quest any rights pursuant to this Agreement under SB IP, SB Technology IP, or SB Diagnostic IP.

     2.5 Paragraph 4.6.5 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          4.6.5 DiaDexus hereby acknowledges that Incyte has ongoing research and development programs involving material investment by Incyte to produce and develop Incyte IP independent of that which would constitute Incyte Diagnostic IP, including Incyte IP which is or shall be provided to third parties on a non-exclusive commercial basis as Incyte database product(s), including Ix Product(s). Incyte shall provide SB and DiaDexus with access on commercial terms to those Ix Product(s), or other Incyte database products which are made generally available by Incyte to other Third Parties on a non-exclusive basis. Incyte shall not refuse to negotiate in good faith with Quest with respect to access on commercial terms to those Ix Product(s), or other Incyte database products which are made generally available by Incyte to other Third Parties on a non-exclusive basis.

     2.6 Paragraph 5.1.3 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          5.1.3 DiaDexus retains all rights under DiaDexus IP unless expressly granted to SB, Incyte and/or Quest pursuant to the terms and conditions of this Agreement.

     2.7 Paragraph 5.1.4 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          5.1.4 All rights and licenses granted by DiaDexus to Quest and/or Incyte pursuant to Paragraphs 5.2, 5.3, and
          5.4, shall include a non-exclusive sublicense or exclusive sublicense, as the case may be, by DiaDexus to any SB Diagnostic IP and/or Incyte Diagnostic IP each only as may be necessary to exercise such right or license. Such license shall only be granted exclusively hereunder to Incyte if Incyte had granted the license exclusively to DiaDexus in
          Section 3, and if not, such sublicense shall only be granted by DiaDexus to Incyte pursuant to this Paragraph, non-exclusively. Such license shall only be granted exclusively hereunder to Quest if SB had granted the license exclusively to DiaDexus in Section 4,


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          and if not, such sublicense shall only be granted by DiaDexus to
          Quest pursuant to this Paragraph non-exclusively.

     2.8 Paragraph 5.2, 5.2.1 and 5.2.2 of the Collaboration Agreement are hereby deleted in their entirety and replaced with the following:

          5.2 DiaDexus Class I Dx Test(s) Grants: Subject to all the terms and conditions of this Agreement, DiaDexus hereby grants the following rights to Quest in the field of Class I Dx Test(s):

          5.2.1 cDx Homebrew(s)

          (a) DiaDexus grants Quest a first right to negotiate with DiaDexus to obtain an exclusive license (with the right to sublicense) under DiaDexus IP, generated during the Extended License Period to Make, Have Made, Use, and Sell cDx Homebrew(s) in the field of Class I Dx Test(s) in the Homebrew Territory. Such license, if agreed to, would include a royalty and license fee as specified in Paragraph 6.3 and other terms and conditions mutually acceptable to Quest and DiaDexus and customary in such licenses, however, no additional payments beyond such royalty and license fee shall be required for such license.

          (b) DiaDexus agrees to notify Quest in writing of the commencement of such first right. Quest and DiaDexus shall have a three (3) month period in which to negotiate and execute such license for such cDx Homebrew if Quest and DiaDexus mutually agree thereto. Quest shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such cDx Homebrew). If Quest accepts such first right in writing, Quest and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such three (3) month period. In the event a license agreement is not entered into during such three (3) month period or a mutually agreed extension thereof, Quest shall have no further right with respect to such cDx Homebrew leaving DiaDexus free to pursue agreements with Third Parties or Incyte at its own discretion for such cDx Homebrew.



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Execution Copy

          5.2.2  rDx Services(s)

          (a) DiaDexus grants Quest a first right to negotiate with DiaDexus to obtain a non-exclusive or exclusive (as negotiated), world-wide license (with the right to sublicense) under DiaDexus IP generated during the Extended License Period to Make, Have Made, Use, and Sell rDx Service(s) in the field of Class I Dx Test(s).

          (b) DiaDexus agrees to notify Quest in writing of the commencement of such first right. Quest and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such rDx Service, if Quest and DiaDexus mutually agree thereto. Quest shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such rDx Service). If Quest accepts such first right in writing, Quest and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, Quest shall have no further right with respect to such rDx Service leaving DiaDexus free to pursue agreements with Third Parties or Incyte at its own discretion for such rDx Service.

     2.9 Paragraphs 5.3, 5.3.1 and 5.3.2 of the Collaboration Agreement are hereby deleted in their entirety and replaced with the following:

          5.3 DiaDexus Class II Dx Test(s) Grants. Subject to all the terms and conditions of this Agreement, DiaDexus hereby grants the following rights to Quest and/or Incyte in the field of Class II Dx Test(s):

          5.3.1  cDx Homebrews

          (a) DiaDexus grants Quest a first right to negotiate with DiaDexus to obtain an exclusive license under DiaDexus IP generated during the Extended License Period, with the right to sublicense only to Incyte, to Make, Have Made, Use, and Sell cDx Homebrews in the field of Class II Dx Test(s) in the Homebrew Territory.



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          (b)  DiaDexus agrees to notify Quest in writing of the commencement of such first right. Quest and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such cDx Homebrew if Quest and DiaDexus mutually agree thereto. Quest shall within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such cDx Homebrew). If Quest accepts such first right in writing, Quest and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, Quest shall have no further right with respect to such cDx Homebrew.

          (c) In the event Quest declines such first right with respect to a cDx Homebrew, or fails to reach agreement with DiaDexus within the six (6) month period, DiaDexus grants Incyte the right to negotiate with DiaDexus to obtain an exclusive license under DiaDexus IP, with the right to sublicense only to Quest, to Make, Have Made, Use, And Sell such cDx Homebrew in the field of Class II Dx Test(s) in the Homebrew Territory.

          (d) DiaDexus agrees to notify Incyte in writing of the commencement of such right promptly after the earlier of when Quest declines such first right or the expiration of the six (6) month period in which no agreement was reached with Quest. Incyte and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such cDx Homebrew if Incyte and Quest mutually agree thereto. Incyte shall within thirty (30) days after receipt of such notice either accept in writing or decline such right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such right with respect to such cDx Homebrew). If Incyte accepts such right in writing, Incyte and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof,



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          Incyte relinquishes any such right with respect to such cDx Homebrew and DiaDexus is free to enter into a license with respect to such cDx Homebrew with Third Parties.

          5.3.2  rDx Service(s)

          (a) DiaDexus grants Quest and Incyte a first right to negotiate with DiaDexus to obtain a co-exclusive, world-wide license under DiaDexus IP generated during the Extended License Period, each without the right to sublicense, to Make, Have Made, Use, and Sell rDx Service(s) in the field of Class II Dx Test(s).

          (b) DiaDexus agrees to notify Quest and Incyte in writing of the commencement of such first right. Each of Quest and Incyte shall have a six (6) month period in which to negotiate with DiaDexus and execute a license for such rDx Service if Quest and/or Incyte, as the case may be, and DiaDexus mutually agree thereto. Quest and Incyte shall each within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such rDx Service with respect to the company failing to provide notice). If Quest and/or Incyte accept such first right in writing, Quest and DiaDexus and/or Incyte and DiaDexus, each agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or mutually agreed extension(s) thereof, Quest or Incyte, as the case may be, shall have no further right with respect to such rDx Service.

    2.10 Paragraphs 5.4, 5.4.1 and 5.4.2 of the Collaboration Agreement are hereby deleted in their entirety and replaced with the following:

          5.4 DiaDexus Class III Dx Test(s) Grants: Subject to all the terms and conditions of this Agreement, DiaDexus hereby grants the following rights to Quest and/or Incyte in the field of Class III Dx Tests(s):

          5.4.1     cDx Homebrew(s)

          (a) DiaDexus grants Quest a first right to negotiate with DiaDexus to obtain an exclusive, world-wide license under



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       DiaDexus IP, generated during the Extended License Period, with the right to sublicense only to Incyte, to Make, Have Made, Use, and Sell cDx Homebrew in the field of Class III Dx Test(s) in the Homebrew Territory.

       (b) DiaDexus agrees to notify Quest in writing of the commencement of such first right. Quest and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such cDx Homebrew if Quest and DiaDexus mutually agree thereto. Quest shall within thirty
       (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such cDx Homebrew). If Quest accepts such first in writing, Quest and DiaDexus agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof, Quest shall have no further right with respect to such cDx Homebrew.

       (c) In the event Quest declines such first right with respect to a cDx Homebrew or fails to reach agreement with DiaDexus within a six (6) month period, DiaDexus grants Incyte the right to an exclusive license under DiaDexus IP, with the right to sublicense only to Quest, to Make, Have Made, Use, and Sell Clinical Dx Homebrew(s) in the field of Class III Dx Test(s) in the Homebrew Territory.

       (d) DiaDexus agrees to notify Incyte in writing of the commencement of such right promptly after the earlier of when Quest declines such right or the expiration of the six (6) month period in which no agreement was reached with Quest. Incyte and DiaDexus shall have a six (6) month period in which to negotiate and execute such license for such cDx Homebrew if Incyte and DiaDexus mutually agree thereto. Incyte shall within thirty (30) days after receipt of such notice either accept in writing or decline such right (no notice to DiaDexus within such thirty
       (30) day period shall constitute a waiver of such right with respect to such cDx Homebrew). If Incyte accepts such right in writing, Incyte and DiaDexus agree to negotiate exclusively with each other in good faith effort to execute


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          such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or a mutually agreed extension thereof. Incyte shall have no further right with respect to such cDx Homebrew and DiaDexus is free to enter into a license with respect to such cDx Homebrew with Third Parties.

          5.4.2 rDx Service(s)

          (a) DiaDexus grants Quest and Incyte a first right to negotiate with DiaDexus to obtain a co-exclusive, world-wide license under DiaDexus IP generated during the Extended License Period, each without the right to sublicense, to Make, Have Made, Use, and Sell rDx Service(s) in the field of Class III Dx Test(s).

          (b) DiaDexus agrees to notify Quest and Incyte in writing of the commencement of such first right. Each of Quest and Incyte shall have a six (6) month period in which to negotiate with DiaDexus and execute a license for such rDx Service if Quest and/or Incyte, as the case may be, and DiaDexus mutually agree thereto. Quest and Incyte shall each within thirty (30) days after receipt of such notice either accept in writing or decline such first right (no notice to DiaDexus within such thirty (30) day period shall constitute a waiver of such first right with respect to such rDx Service with respect to the company failing to provide notice). If Quest and/or Incyte accept such first right in writing, Quest and DiaDexus and/or Incyte and DiaDexus, each agree to negotiate exclusively with each other in good faith effort to reach mutually acceptable agreement and to execute such agreement within such six (6) month period. In the event a license agreement is not entered into during such six (6) month period or mutually agreed extension(s) thereof, Quest or Incyte, as the case may be, shall have no further right with respect to such rDx Service.

     2.11 A New Paragraph 5.6.1(c) is hereby added to the Collaboration Agreement, as follows:

          (c) Notwithstanding anything else to the contrary, DiaDexus grants to Quest a non-exclusive, paid-up, non-cancellable, royalty-free, license in the field of Clinical Laboratory Services under DiaDexus
          IP which is an improvement to SB Technology IP (to the extent and only


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          to the extent such improvement was conceived and reduced to practice as of the Quest Closing). However, diaDexus represents and warrants that, as of the Quest Closing, there is no such diaDexus IP which is an improvement to SB Technology IP.

     2.12 Paragraph 5.6.4 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          5.6.4 Research

          DiaDexus hereby grants to each of SB and Quest a non-exclusive license under DiaDexus IP which is Clinical Non-genomic DiaDexus Data generated by or on behalf of DiaDexus during the Extended License Period, to use for its own respective internal research purposes.

     2.13 Paragraph 5.6.5(a) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          (a)(1) For all Tests to which DiaDexus has lost its licenses to SB Diagnostic IP (to the extent such SB Diagnostic IP was conceived and reduced to practice as of the Quest Closing) pursuant to Paragraph 13.5, DiaDexus grants Quest an exclusive, royalty-free, non-cancellable, world-wide license under DiaDexus IP, with the right to sublicense, to the extent necessary to Make, Have Made, Use, and Sell such Tests.

          (a)(2) For all Tests to which DiaDexus has lost its licenses to SB Diagnostic IP (to the extent such SB Diagnostic IP was conceived and reduced to practice after the Quest Closing) pursuant to Paragraph 13.5, DiaDexus grants an exclusive, royalty-free, non-cancellable, world-wide license to SB under DiaDexus IP, with the right to sublicense, to the extent necessary to Make, Have Made, Use, and Sell such Tests.

          (a)(3) For all Tests to which DiaDexus has lost its licenses to Incyte Diagnostic IP pursuant to Paragraph 13.5, DiaDexus grants an exclusive, royalty-free, non-cancellable, world-wide license to Incyte under DiaDexus IP, with the right to sublicense, to the extent necessary to Make, Have Made, Use, and Sell such Tests.

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     2.14 Paragraph 5.6.5(c) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          (c) During the Extended License Period and for each cDx Kit manufactured by DiaDexus, DiaDexus grants Quest most favored nation pricing with respect to the price of such cDx Kit sold to Third Parties.

     2.15 Paragraph 6.3 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          6.3 Tests Field of Use: Payments and Royalties to DiaDexus by Quest. Contingent on the following events, and subject to Paragraph 6.5 and 6.6, the following payments and royalties shall be paid by Quest to DiaDexus for Tests under the licenses granted under Paragraph 5.2.1 to Quest as applicable:

          (a) Royalties on Net Sales: A royalty will be paid on Net Sales by Quest for any Test under the following schedule:

                      Test subject to Paragraph      6.5(a)       6.5(b)

          cDx Homebrew (Class I)                    ******       ******

          (b) License Fee: Promptly upon the execution of each license agreement between Quest and DiaDexus for each cDx Homebrew entered into pursuant to Paragraph 5.2.1, Quest shall pay to DiaDexus a license fee of between ****** Such license fee is fully creditable against future royalties for such cDx Homebrew.

          (c) Applicable Royalty Rate/License Fee: The applicable royalty rate for each such cDx Homebrew within such range specified in Paragraphs
          (a) shall be calculated as follows:

              (i)  If the Quest profit margin is ******

              (ii) If the Quest profit margin is ******

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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               (iii) For profit margins in excess of ******



               (iv) For profit margins in excess of ******




          (d) Other Terms: All other terms of such license agreement entered into pursuant to Paragraph 5.2.1 for such cDx Homebrew to be negotiated pursuant to the relevant agreement between Quest and DiaDexus with respect to such cDx Homebrew.

          (e) Other Tests: Quest and/or Incyte shall pay royalties to DiaDexus on Net Sales of Tests to which Quest and/or Incyte has obtained rights from DiaDexus pursuant to this Agreement. Such royalty and other terms shall be negotiated pursuant to the relevant agreement negotiated between Quest and/or Incyte and DiaDexus with respect to such Test.

    2.16 Paragraph 6.5 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          6.5 Payment Obligation. The foregoing payment obligations of SB, Quest and Incyte to DiaDexus under Sections 6.1 and 6.3 will accrue or become due or payable only with respect to Rx Products and Tests:

          (a) which but for the patent licenses granted herein would otherwise infringe a Valid Claim(s) of a DiaDexus Patent(s); or

          (b) are covered by a pending claim of a DiaDexus Patent(s) but not a Valid Claim(s) of a DiaDexus Patent(s).

    2.17 Paragraph 6.6.2 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          6.6.2 Upon termination of the royalty payment obligation, DiaDexus, SB, Quest and Incyte, as the case may be, shall thereafter






***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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

          have in perpetuity a royalty-free license to make, use and sell such Product in the specified field(s) of use.

     2.18 Paragraph 9.3.2 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          9.3.2

          (a) During the Extended License Period, DiaDexus shall use reasonable and ongoing efforts to disclose and supply to SB, DiaDexus IP which are improvements to SB Technology IP which are reasonably available and transferable.

          (b) During the Extended License Period, DiaDexus shall use reasonable and ongoing efforts to disclose and supply to Quest, DiaDexus IP which are improvements to SB Technology IP (to the extent and only to the extent such improvements are conceived and reduced to practice as of the Quest Closing) which are reasonably available and transferable.

     2.19 Paragraph 9.3.3 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          9.3.3 cDx Homebrew(s)

          During the Extended License Term and to the extent Quest and/or Incyte have a right to a license, DiaDexus shall promptly notify Quest and/or Incyte, as the case may be, in writing of any DiaDexus IP which is potentially useful as a specific cDx Homebrew and shall specify any prior Third Party obligations with respect to such DiaDexus IP.

     2.20 Paragraph 9.3.4(a) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

          (a) During the Extended License Term and to the extent Quest has a right to a license, DiaDexus shall promptly notify Quest in writing of any DiaDexus IP which is potentially useful as a rDx Service in the field of Class I, Class II, or Class III Dx Test(s) and shall specify any prior Third Party obligations with respect to such DiaDexus IP.

     2.21 Paragraphs 9.3.9(a) and (b) of the Collaboration Agreement are hereby deleted in their entirety and replaced with the following:

          (a) During the Extended License Period and with respect to DiaDexus IP which is the subject of any license granted to SB, Quest or Incyte under Section 5, DiaDexus shall use reasonable and ongoing efforts to disclose and supply to SB, Quest or Incyte, as the case may be, with that certain DiaDexus IP which is reasonably available and transferable and the subject of such license.

          (b) Notwithstanding anything else to the contrary, DiaDexus IP which is based on the use of or derived by the use of HGS derived SB Diagnostic IP as provided to DiaDexus pursuant to Paragraph 9.1 shall only be disclosed to SB.

3.   QUEST OBLIGATIONS.

     3.1 Quest hereby assumes all liabilities and agrees to perform all obligations arising out of or in connection with the exercise by Quest of the rights granted to it under this Amendment, including, but only to the extent applicable, the royalty and other payment obligations set forth in Article 6 of the Collaboration and License Agreement, the diligence obligations set forth in
Article 13 of the Collaboration and License Agreement, the requirements set forth Paragraph 14.5 of the Collaboration and License Agreement, the reporting obligations set forth in Article 15 of the Collaboration and License Agreement, the termination provision set forth in Paragraph 16.2.2 of the Collaboration and License Agreement, the representation and warranty set forth in Paragraph 17.2 of the Collaboration and License Agreement, and all other obligations due with respect to the sale by Quest or any of its Affiliates of any Test licensed by Quest pursuant to the terms of the Collaboration Agreement.

     3.2 Quest acknowledges that in connection with its activities under this Amendment it may receive Confidential Information of SB, Incyte and/or DiaDexus. Quest agrees to be subject to the provisions of Article 12 of the Collaboration Agreement, as if Quest was a Party to the Collaboration Agreement. In addition, SB, Incyte and DiaDexus acknowledge that each of them may receive confidential information from Quest in connection with their respective activities under this Amendment and each agrees to treat such confidential information as Confidential Information belonging to Quest under
Article 12 of the Collaboration and License Agreement.

     3.3 Quest agrees that with respect to the sale by Quest or any of its Affiliates of any Test licensed by Quest under this Amendment, it will undertake the indemnification obligations set forth in Article 18 of the Collaboration Agreement, as if Quest was a Party to the Collaboration Agreement.


4.   RESEARCH COMMITTEE.

The Parties agree that during the Extended License Period Quest shall have reasonable access to the Research Committee or other multiparty research governance organizations that are or may be established under the Collaboration Agreement on a non-voting observer basis, provided, however, that such participation shall be limited to discussion concerning research projects, their status, and the conveyance of rights to Quest related thereto, all as limited to such projects that are subject to the rights and licenses granted to Quest hereunder.

5.   NO OTHER RIGHTS OR OBLIGATIONS.

Except with respect to the rights and obligations specifically granted to Quest in this Amendment, Quest shall have no rights or obligations as a Party to the Collaboration Agreement, including, without limitation, the right to approve an amendment to the Collaboration Agreement or the right to enforce any rights or obligations of the Parties to the Agreement.

6.   MISCELLANEOUS.

     6.1 Quest shall be deemed a Party to the Collaboration Agreement with respect to Paragraphs 16.3, 19.1, 19.3, 19.5, 19.6, 19.7, 19.14, and 19.15 of
the Collaboration Agreement; provided, however, that Quest shall be deemed a Party to the extent, and only to the extent, such Paragraphs are applicable to the rights and obligations granted to Quest pursuant to this Amendment.

     6.2 Paragraphs 14.6.1 (subject to the sublicensing restrictions set forth in Paragraphs 5.3.2 and 5.4.2), 17.3, 19.4, 19.8, 19.9, 19.11, 19.16, and 19.17
are hereby incorporated by reference into this Amendment.

     6.3 The rights and obligations set forth in this Amendment shall be binding upon and inure to the benefit of the successors in interest of the respective parties. The rights and obligations set forth in this Amendment shall not be directly or indirectly assigned or transferred (whether voluntarily, by operation of law or otherwise) by Quest without the prior express written consent of the other parties; provided, however, that Quest may assign or transfer this Amendment or any of its rights or obligations hereunder
(i) to any Quest Affiliate, or (ii) to any Third Party with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets in each case without obtaining the consent of the other parties, and if in any such event (including any merger involving Quest), (i)(A) Quest remains liable under this Amendment, and (ii)(B) the relevant Quest Affiliate, Third Party assignee or surviving entity assumes in writing all of Quest's obligations under this Agreement. Any purported assignment or transfer by Quest in violation of this Paragraph shall be void.

     6.4 Notices and deliveries to Quest shall be governed by Paragraph 19.10. If sent to Quest, addressed to:


          Quest Diagnostics Incorporated

          One Malcolm Avenue

          Teterboro, NJ 07680

          Attention: Vice President, Business Development


     6.5 This Amendment shall become effective upon the Quest Closing. In the event the Quest Closing does not occur on or prior to September 30, 1999, this Amendment shall terminate and be of no further force or effect.

     6.6 The parties acknowledge that the Amendment to the Collaborative LifeSeq Agreement and the Amendment to the Collaborative PathoSeq Agreement, both between Incyte and diaDexus and of even date herewith, are supportive of and constitute partial consideration for this Amendment. Accordingly, during the Initial License Period, Incyte and diaDexus agree not to subsequently amend, only with respect to diaDexus rights in Class I rDx Kits and Class I rDx Services, either the Collaborative LifeSeq Agreement or the Collaborative PathoSeq Agreement without the prior approval of Quest, which approval shall not be unreasonably withheld.

     IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Assignment Agreement as of the date first written above.

SMITHKLINE BEECHAM CORPORATION

By: /s/ DONALD G. PARMAN
   --------------------------
Its: Secretary
    -------------------------

SMITHKLINE BEECHAM PLC

By: /s/ JOSEPH HARRIS
   --------------------------
Its: Attorney-in-Fact
    -------------------------

QUEST DIAGNOSTICS INCORPORATED

By: /s/ [SIGNATURE ILLEGIBLE]
   --------------------------
Its: Vice President, Business Development
    -------------------------

[INITIAL]
PATENT DEPT
28/7/99

DIADEXUS LLC

By: /s/ [SIGNATURE ILLEGIBLE]
   --------------------------
Its: COO
    -------------------------

INCYTE PHARMACEUTICALS, INC.

By: /s/ [SIGNATURE ILLEGIBLE]
   --------------------------
Its: President
    -------------------------

                                   APPENDIX A

                            LIST OF QUEST AFFILIATES

          100% SBCL, INC. (DE)(1)
                    100% SmithKline Beecham Clinical Laboratories, Inc. (DE)(2) (33-1/3%) Compunet Clinical Laboratories (OH)
                    (44%)      Mid America Clinical Laboratories (IN)
                    (49%)      Diagnostic Laboratory of Oklahoma (OK)

          50%  Corporacion MSB, S.A. de C.V. (Mexico)

          100% Quest Holdings Incorporated (DE)
               51% Quest Diagnostics of Missouri LLC (MO)

          100% Quest Holdings Incorporated (MD)
               100% Quest Diagnostics Incorporated (MD)
                    100% Diagnostic Reference Services Inc. (MD)
                         50% Pathology Building Partnership (MD)(gnl pshp)(1)

          100% Quest Holdings Incorporated (MI)
               100% Quest Diagnostics Incorporated (CA)

          100% Quest Diagnostics LLC (IL)
          100% Quest Diagnostics Incorporated (MI)

          100% Laboratory Holdings Incorporated (MA)
               100% Quest Diagnostics Incorporated (CT)
               100% Quest Diagnostics Incorporated (MA)

          100% Quest Diagnostics of Pennsylvania Inc. (DE)
               100% Quest Diagnostics Incorporated (OH)
               100% Medical Management Systems, Inc. (PA)
                    51% Quest Diagnostics Venture LLC (PA)
                    53.5% Associated Clinical Laboratories (PA)(gen pshp)
               50%  Surgical Eye Enterprise L.P. (PA)(ltd pshp)
----------
(1) Will become a subsidiary on the Effective Date and the name will be changed to Quest Diagnostics Holdings Inc.

(2) Will become a subsidiary on the Effective Date and the name will be changed to Quest Diagnostics Clinical Laboratories, Inc.

(1) Other 50% interest held by Quest Diagnostics Incorporated (MD)

                    50% Surgical Eye Institute L.P. (PA)(ltd pshp)

          100% Quest Diagnostics of Arizona Incorporated (DE)
               49% Sonora Quest Laboratories LLC (AZ)

          100% Quest Diagnostics Investments Incorporated (DE)
               100% Quest Diagnostics Finance Incorporated (DE)

          100% Damon Investment Holdings, Inc. (DE)

          100% DPD Holdings, Inc. (DE)
               100% MetWest Inc. (DE)

          100% Quest MRL Inc. (DE)

          100% Nichols Institute Diagnostics (CA)
               100% Nichols Institute Sales Corporation (U.S.V.I.)
          100% Nichols Institute Diagnostics Limited (U.K.)
          100% Nichols Institute Diagnostics Trading S.A. (Switzerland) 100% Nichols Institute Diagnostica GMBH (Germany)
               100% Nichols Institute Diagnostica GMBH (Austria)
          100% Nichols Institute International Holding B.V. (Netherlands)
               100% Nichols Institute Diagnostics B.V. (Netherlands)
               100% Nichols Institute Diagnostics SARL (France)

          100% Quest Diagnostics do Brasil Ltda. S.C. (Brazil)

          100% Quest Diagnostics Limited (UK)

          100% Nomad-Massachusetts, Inc. (MA)
               100% Quest Laboratorios Clinicos, S.A. de C.V. (Mexico)
               100% Analisis, S.A. (Mexico)
               100% Laboratorios Clinicos de Mexico, S.A. de C.V. (Mexico)
                    100% Servicios de Laboratorio, S.A. de C.V. (Mexico)
               100% Laboratorios de Frontera Polanco, S.A. de C.V. (Mexico) 100% Laboratorios de Analisis Biomedicos, S.A. (Mexico)

               100% New England Medical Laboratory Inc.*
               100% Stat Toxicology Service of Boston, Inc.*
               100% MetPath Europe Limited (U.K.)*
               100% TransUnited Casualty and Indemnity Insurance Company
                    (Cayman Islands)*
----------
* In process of dissolution


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